UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: July 14, 2010

(Date of earliest event reported)

Markel Corporation

(Exact name of registrant as specified in its charter)

Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway

Glen Allen, Virginia 23060-6148

(804) 747-0136

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 14, 2010, Markel Corporation (Markel) issued a press release announcing that it has entered into a definitive agreement for its acquisition of Aspen Holdings, Inc. (Aspen), a privately held insurance group that provides workers’ compensation insurance and related services, principally to small businesses, in 31 states. Aspen, which is headquartered in Omaha, Nebraska, operates primarily through FirstComp Insurance Company, a Nebraska-domiciled insurance company; FirstComp Underwriters Group, Inc. and FirstComp Insurance Agency, Inc., which act as managing general agents; and REX, Inc., which operates as a wholesale intermediary. A copy of this press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

The press release attached hereto as Exhibit 99.1 may be deemed to be solicitation material in respect of the proposed merger of Markel and Aspen. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. To the extent that Markel determines that registration of the contingent value rights is necessary, Markel will file with the Securities and Exchange Commission (SEC) a registration statement on Form S-4 containing a preliminary proxy statement of Aspen that also constitutes a preliminary prospectus of Markel. A definitive proxy statement will be mailed to stockholders of Aspen, which will contain a prospectus of Markel if registration of the contingent value rights is necessary. Markel and Aspen may also file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ASPEN ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, AND PROSPECTUS, IF APPLICABLE, AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain any documents filed with the SEC (when available) free of charge at the SEC’s web site, www.sec.gov. Copies of any documents filed with the SEC by Markel will be available free of charge on Markel’s website at www.markelcorp.com under the tab “SEC Filings” on the “Investor Information” page or by contacting Markel’s Investor Relations Department at (800) 446-6671 (Toll Free). You may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.

This communication contains statements concerning or incorporating expectations, assumptions, plans, objectives, future financial or operating performance and other statements that are not historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. There are risks and uncertainties that may cause actual results to differ materially from predicted results in forward-looking statements, including the ability to consummate the acquisition of Aspen by Markel; the ability to promptly and effectively integrate the operations of Markel and Aspen; timing to consummate the proposed transaction and any necessary actions to obtain required regulatory approvals; potential disruption of current Aspen business relationships because of the transaction; loss of key employees; ability to cross-sell Markel and Aspen products; and increased operational and control risks during the integration process. Additional information about factors that could cause actual results to differ materially from those projected in the forward-looking statements is described under the captions “Risk Factors” and “Safe Harbor and Cautionary Statement” in Markel’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. By making forward-looking statements, Markel does not intend to become obligated to publicly update or revise any such statements, whether as a result of new information, future events or other changes.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued July 14, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKEL CORPORATION

Date: July 14, 2010	By:	/s/ Richard R. Whitt, III
	Name:	Richard R. Whitt, III
	Title:	President and Co-Chief Operating Officer

Exhibit Index

Exhibit	Description

99.1	Press release issued July 14, 2010